UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2018

Central Index Key Number of the issuing entity: 0001749973

BANK 2018-BNK14

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-16	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On September 27, 2018, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2018-BNK14, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK14 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Navika Six Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Navika Six Portfolio Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Navika Six Portfolio Whole Loan”) that includes the Navika Six Portfolio Mortgage Loan and one pari passu promissory note (the “Pari Passu Companion Loan”) that is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Navika Six Portfolio Whole Loan will be serviced and administered (i) prior to the securitization of such Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of such Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The Pari Passu Companion Loan related to the Navika Six Portfolio Whole Loan was securitized on October 23, 2018 in connection with the issuance of a series of mortgage pass-through certificates entitled Morgan Stanley Capital I Trust 2018-L1, Commercial Mortgage Pass-Through Certificates, Series 2018-L1. Consequently, the Navika Six Portfolio Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of October 1, 2018 (the “MSC 2018-L1 PSA”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”) and as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The MSC 2018-L1 PSA is attached hereto as Exhibit 4.8.

The servicing terms of the MSC 2018-L1 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated September 19, 2018 (the “Prospectus”), and the following:

•        The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Navika Six Portfolio Mortgage Loan that is to be calculated at 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for such mortgage loan).

•        Upon the Navika Six Portfolio Mortgage Loan becoming a specially serviced loan under the MSC 2018-L1 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of $3,500 (or $5,000 if the risk retention consultation party under the BANK 2018-L1 PSA is entitled to consult with the Non-Serviced Special Servicer with respect to such mortgage loan for so long as the related mortgage loan is a specially serviced loan or during the continuance of a consultation termination event).

•        The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal (other than any amount for which a liquidation fee is paid) and interest in respect of the Navika Six Portfolio Whole Loan (other than default interest and excess interest) made by the

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related borrower after any workout of the Navika Six Portfolio Whole Loan. The workout fee is subject to a minimum fee of $25,000 a cap of $1,000,000 with respect to any particular workout.

•        The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation of the Navika Six Portfolio Whole Loan. The liquidation fee is subject to a minimum fee of $25,000 and a cap of $1,000,000.

•        The operating advisor under the MSC 2018-L1 PSA will be entitled to consult with the Non-Serviced Special Servicer under different circumstances than those under which the BANK 2018-BNK14 operating advisor is entitled to consult with the BANK 2018-BNK14 special servicer. In particular, such operating advisor will be entitled to consult on major decisions when the principal balance of the “eligible horizontal residual interest” (as defined under Regulation RR) issued by the MSC 2018-L1 securitization trust is 25% or less than the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts) or the principal balance of the senior-most class of the control eligible certificates issued by the MSC 2018-L1 securitization trust is less than 25% of the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts). In addition, the operating advisor under the MSC 2018-L1 PSA will at any time be entitled to recommend the termination of the Non-Serviced Special Servicer if it determines, in its sole discretion exercised in good faith, that (i) such special servicer is not performing its duties as required under the MSC 2018-L1 PSA or is otherwise not acting in accordance with the related servicing standard and (ii) the replacement of such special servicer would be in the best interest of the holders of the ABS interests issued by the MSC 2018-L1 securitization trust as a collective whole. Such recommendation would then be subject to confirmation by such holders pursuant to a vote.

•        Under the MSC 2018-L1 PSA, each of the master servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer is required to resign, subject to certain conditions, if it becomes affiliated with the third-party purchaser of the "eligible horizontal residual interest" (as defined under Regulation RR) issued by the MSC 2018-L1 securitization trust.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:
4.8	Pooling and Servicing Agreement, dated as of October 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the Navika Six Portfolio Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By: /s/ Jane Lam
Name: Jane Lam
Title: Vice President

Dated: October 29, 2018

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